UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2024

Date of reporting period: October 31, 2024

Item 1.	Reports to Stockholders.

(a)       A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund

Cambiar International Equity Fund

Institutional Class Shares - CAMYX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about Institutional Class Shares of the Cambiar International Equity Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://cambiar.com/documents-forms/. You can also request this information by contacting us at 1-866-777-8227.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cambiar International Equity Fund, Institutional Class Shares	$101	0.90%

How did the Fund perform in the last year?

The Cambiar International Equity Fund posted a modest margin of excess return vs. the MSCI EAFE Index over the trailing year. Equity markets moved higher in response to falling inflation levels in the U.S. and Europe, and risk assets were further boosted by central banks’ embarking on an interest rate easing cycle. The equity rally lost some steam in August due to concerns about a possible recession in the U.S., only to quickly recover as the Federal Reserve surprised the market with a 50bps cut and unemployment levels remained relatively stable. All equity sectors with the exception of Energy closed higher – illustrating the broad-based nature of the rally. Cyclical sectors led to the upside, while defensives (e.g. Consumer Staples, Utilities) lagged. We were pleased with the Fund’s ability to add value in both up and down markets that transpired during the year, while doing so with below-benchmark risk (as measured by portfolio beta).

The Fund’s outperformance for the period was a result of positive stock selection, while sector over/underweight allocations also contributed positively to return. The Fund’s holdings within Healthcare, Technology and Materials were particularly strong for the period, and illustrative of the diverse sources of alpha that our team has been sought within the market. Individual outperformers included UCB (Healthcare), Taiwan Semi (Technology), SAP (Technology) and Agnico Eagle Mines (Materials).

From a regional perspective, Fund asset remain skewed to Europe and UK, while Japan remains an additional area of focus. In March, the Bank of Japan raised rates for the first time in 17 years – officially ending Japan's negative interest rate period. The Nikkei Index rallied to record highs before correcting sharply in late July in response to weaker US employment data and further tightening by the BOJ. The Cambiar team has been successful in identifying a number of high-quality Japanese businesses that we believe to offer an attractive risk/reward profile.

Buy/sell activity within the Fund remains a function of stock-by-stock fundamentals within the framework of constructing a diversified portfolio of high-quality businesses that are trading at reasonable valuations. With the macro environment likely to remain uncertain, we believe Cambiar’s Quality | Price | Discipline (QPD) approach should enable the Fund to generate superior risk-adjusted returns for our shareholders over a full market cycle.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Cambiar International Equity Fund, Institutional Class Shares - $13011	MSCI EAFE Index (Net) (USD) - $15907
Apr/14	$10000	$10000
Apr/15	$10565	$10165
Apr/16	$10005	$9218
Apr/17	$10592	$10259
Oct/17	$11895	$11361
Oct/18	$10749	$10582
Oct/19	$11393	$11751
Oct/20	$10032	$10944
Oct/21	$12763	$14685
Oct/22	$9404	$11308
Oct/23	$10519	$12936
Oct/24	$13011	$15907

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-777-8227 or visit https://cambiar.com/strategy/camyx/ for current month-end performance.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	10 Years
Cambiar International Equity Fund, Institutional Class Shares	23.68%	2.69%	2.95%
MSCI EAFE Index (Net) (USD)	22.97%	6.24%	5.27%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$132,513,343	49	$1,013,434	38%

What did the Fund invest in?

Country WeightingsFootnote Reference*

Value	Value
Other Countries	6.4%
Canada	1.9%
Sweden	2.0%
Short-Term Investment	2.1%
Netherlands	3.4%
Ireland	3.8%
Singapore	4.4%
Belgium	4.9%
France	10.8%
Switzerland	11.4%
Germany	12.9%
Japan	14.7%
United Kingdom	18.3%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
ING Groep	3.4%
Barclays	3.1%
London Stock Exchange Group	2.8%
Roche Holding	2.7%
KBC Group	2.6%
UCB	2.4%
Diageo	2.3%
Knorr-Bremse	2.3%
DBS Group Holdings	2.3%
Mitsubishi Estate	2.2%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-777-8227

  https://cambiar.com/documents-forms/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-777-8227 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

Cambiar International Equity Fund / Institutional Class Shares - CAMYX

Annual Shareholder Report: October 31, 2024

CMB-AR-TSR-2024-3

The Advisors' Inner Circle Fund

Cambiar International Equity Fund

Investor Class Shares - CAMIX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about Investor Class Shares of the Cambiar International Equity Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://cambiar.com/documents-forms/. You can also request this information by contacting us at 1-866-777-8227.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cambiar International Equity Fund, Investor Class Shares	$112	1.00%

How did the Fund perform in the last year?

The Cambiar International Equity Fund posted a modest margin of excess return vs. the MSCI EAFE Index over the trailing year. Equity markets moved higher in response to falling inflation levels in the U.S. and Europe, and risk assets were further boosted by central banks’ embarking on an interest rate easing cycle. The equity rally lost some steam in August due to concerns about a possible recession in the U.S., only to quickly recover as the Federal Reserve surprised the market with a 50bps cut and unemployment levels remained relatively stable. All equity sectors with the exception of Energy closed higher – illustrating the broad-based nature of the rally. Cyclical sectors led to the upside, while defensives (e.g. Consumer Staples, Utilities) lagged. We were pleased with the Fund’s ability to add value in both up and down markets that transpired during the year, while doing so with below-benchmark risk (as measured by portfolio beta).

The Fund’s outperformance for the period was a result of positive stock selection, while sector over/underweight allocations also contributed positively to return. The Fund’s holdings within Healthcare, Technology and Materials were particularly strong for the period, and illustrative of the diverse sources of alpha that our team has been sought within the market. Individual outperformers included UCB (Healthcare), Taiwan Semi (Technology), SAP (Technology) and Agnico Eagle Mines (Materials).

From a regional perspective, Fund asset remain skewed to Europe and UK, while Japan remains an additional area of focus. In March, the Bank of Japan raised rates for the first time in 17 years – officially ending Japan's negative interest rate period. The Nikkei Index rallied to record highs before correcting sharply in late July in response to weaker US employment data and further tightening by the BOJ. The Cambiar team has been successful in identifying a number of high-quality Japanese businesses that we believe to offer an attractive risk/reward profile.

Buy/sell activity within the Fund remains a function of stock-by-stock fundamentals within the framework of constructing a diversified portfolio of high-quality businesses that are trading at reasonable valuations. With the macro environment likely to remain uncertain, we believe Cambiar’s Quality | Price | Discipline (QPD) approach should enable the Fund to generate superior risk-adjusted returns for our shareholders over a full market cycle.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Cambiar International Equity Fund, Investor Class Shares - $12853	MSCI EAFE Index (Net) (USD) - $15907
Apr/14	$10000	$10000
Apr/15	$10552	$10165
Apr/16	$9976	$9218
Apr/17	$10550	$10259
Oct/17	$11837	$11361
Oct/18	$10681	$10582
Oct/19	$11310	$11751
Oct/20	$9945	$10944
Oct/21	$12642	$14685
Oct/22	$9303	$11308
Oct/23	$10405	$12936
Oct/24	$12853	$15907

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-777-8227 or visit https://cambiar.com/strategy/camix/ for current month-end performance.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	10 Years
Cambiar International Equity Fund, Investor Class Shares	23.53%	2.59%	2.83%
MSCI EAFE Index (Net) (USD)	22.97%	6.24%	5.27%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$132,513,343	49	$1,013,434	38%

What did the Fund invest in?

Country WeightingsFootnote Reference*

Value	Value
Other Countries	6.4%
Canada	1.9%
Sweden	2.0%
Short-Term Investment	2.1%
Netherlands	3.4%
Ireland	3.8%
Singapore	4.4%
Belgium	4.9%
France	10.8%
Switzerland	11.4%
Germany	12.9%
Japan	14.7%
United Kingdom	18.3%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
ING Groep	3.4%
Barclays	3.1%
London Stock Exchange Group	2.8%
Roche Holding	2.7%
KBC Group	2.6%
UCB	2.4%
Diageo	2.3%
Knorr-Bremse	2.3%
DBS Group Holdings	2.3%
Mitsubishi Estate	2.2%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-777-8227

  https://cambiar.com/documents-forms/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-777-8227 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

Cambiar International Equity Fund / Investor Class Shares - CAMIX

Annual Shareholder Report: October 31, 2024

CMB-AR-TSR-2024-2

The Advisors' Inner Circle Fund

Cambiar Opportunity Fund

Institutional Class Shares - CAMWX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about Institutional Class Shares of the Cambiar Opportunity Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://cambiar.com/documents-forms/. You can also request this information by contacting us at 1-866-777-8227.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cambiar Opportunity Fund, Institutional Class Shares	$74	0.65%

How did the Fund perform in the last year?

Performance for the Cambiar Opportunity Fund was strong on an absolute basis for the trailing one-year period, while falling just short of the benchmark. Global stock markets (led by the US) have favored broad investment themes – Artificial Intelligence (AI) and anti-obesity drugs are two prominent examples. These themes happened to touch a high percentage of the largest stocks by capitalization in the overall market; for example, nine out of the largest ten S&P 500 stocks participated (directly or indirectly) in the AI trade. Functionally, this thematic bias leads to challenges in managing a more diversified portfolio. Stocks not participating in prevailing market themes can be easy to gloss over in comparison.

For most of 2023, the market focused on the narrative of an inbound recession, given restrictive monetary policy at the Fed to combat inflation. As inflation receded from troubling levels in 2024, the Fed has begun to reverse course, with weakness in various industrial categories but no outright statistical recession in view. This more supportive monetary backdrop led to broader market breadth in recent months.

The Fund benefited from positive stock selection in Information Technology, Communication Services and Financials. Leading edge semiconductors are necessary ingredients in AI datacenters and delivery. Within Financials, we have held positions in well capitalized banks, credit card payments and investment banks. After a period of relative underexposure to banks, we increased the Fund’s exposure in anticipation of expanding net interest margins, increasing capital markets activity, and an uptick in loan growth.

Although the 2020-21 COVID lockdown economy is receding into the past, distortions in consumer behaviors and global supply chains remain impacted by this historically unusual time. Our weakest performers include consumer products companies and industrial-materials companies where consumption patterns remain affected by outsized supply and demand shocks emanating from this unusual time period. We do expect to see more linear supply and demand dynamics in 2025 in these areas.

As we move into 2025 and beyond, equity markets are priced at elevated valuations versus history, while other coincident indicators such as cyclically-adjusted earnings, investment grade corporate bond spreads, and high yield spreads all reside near historically high and tight levels, respectively. We are proceeding with higher caution around ambient valuation to fund holdings.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Cambiar Opportunity Fund, Institutional Class Shares - $28148	Russell 1000 Value Index (USD)* - $24853	Russell 3000 Index (USD) - $34765
Apr/14	$10000	$10000	$10000
Apr/15	$11028	$10931	$11274
Apr/16	$10766	$10887	$11254
Apr/17	$12459	$12689	$13345
Oct/17	$13569	$13382	$14536
Oct/18	$13297	$13788	$15495
Oct/19	$15087	$15334	$17585
Oct/20	$16156	$14174	$19369
Oct/21	$22577	$20376	$27872
Oct/22	$20872	$18950	$23268
Oct/23	$21806	$18975	$25218
Oct/24	$28148	$24853	$34765

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-777-8227 or visit https://cambiar.com/documents-forms/ for current month-end performance.

Footnote Reference*As of October 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	10 Years
Cambiar Opportunity Fund, Institutional Class Shares	29.09%	13.28%	10.55%
Russell 1000 Value Index (USD)*	30.98%	10.14%	8.87%
Russell 3000 Index (USD)	37.86%	14.60%	12.44%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$403,890,899	40	$1,824,891	32%

What did the Fund invest in?

Sector WeightingsFootnote Reference*

Value	Value
Short-Term Investment	0.5%
Communication Services	3.1%
Utilities	3.4%
Materials	4.9%
Energy	6.5%
Consumer Discretionary	8.2%
Information Technology	9.1%
Consumer Staples	10.3%
Industrials	14.0%
Health Care	17.9%
Financials	22.2%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Delta Air Lines	3.9%
Sempra	3.4%
CME Group, Cl A	3.3%
Labcorp Holdings	3.3%
Comcast, Cl A	3.2%
Medtronic	3.1%
Airbus ADR	3.1%
Chubb	3.1%
Alphabet, Cl A	3.1%
Union Pacific	3.0%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-777-8227

  https://cambiar.com/documents-forms/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-777-8227 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

Cambiar Opportunity Fund / Institutional Class Shares - CAMWX

Annual Shareholder Report: October 31, 2024

CMB-AR-TSR-2024-5

The Advisors' Inner Circle Fund

Cambiar Opportunity Fund

Investor Class Shares - CAMOX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about Investor Class Shares of the Cambiar Opportunity Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://cambiar.com/documents-forms/. You can also request this information by contacting us at 1-866-777-8227.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cambiar Opportunity Fund, Investor Class Shares	$98	0.86%

How did the Fund perform in the last year?

Performance for the Cambiar Opportunity Fund was strong on an absolute basis for the trailing one-year period, while falling just short of the benchmark. Global stock markets (led by the US) have favored broad investment themes – Artificial Intelligence (AI) and anti-obesity drugs are two prominent examples. These themes happened to touch a high percentage of the largest stocks by capitalization in the overall market; for example, nine out of the largest ten S&P 500 stocks participated (directly or indirectly) in the AI trade. Functionally, this thematic bias leads to challenges in managing a more diversified portfolio. Stocks not participating in prevailing market themes can be easy to gloss over in comparison.

For most of 2023, the market focused on the narrative of an inbound recession, given restrictive monetary policy at the Fed to combat inflation. As inflation receded from troubling levels in 2024, the Fed has begun to reverse course, with weakness in various industrial categories but no outright statistical recession in view. This more supportive monetary backdrop led to broader market breadth in recent months.

The Fund benefited from positive stock selection in Information Technology, Communication Services and Financials. Leading edge semiconductors are necessary ingredients in AI datacenters and delivery. Within Financials, we have held positions in well capitalized banks, credit card payments and investment banks. After a period of relative underexposure to banks, we increased the Fund’s exposure in anticipation of expanding net interest margins, increasing capital markets activity, and an uptick in loan growth.

Although the 2020-21 COVID lockdown economy is receding into the past, distortions in consumer behaviors and global supply chains remain impacted by this historically unusual time. Our weakest performers include consumer products companies and industrial-materials companies where consumption patterns remain affected by outsized supply and demand shocks emanating from this unusual time period. We do expect to see more linear supply and demand dynamics in 2025 in these areas.

As we move into 2025 and beyond, equity markets are priced at elevated valuations versus history, while other coincident indicators such as cyclically-adjusted earnings, investment grade corporate bond spreads, and high yield spreads all reside near historically high and tight levels, respectively. We are proceeding with higher caution around ambient valuation to fund holdings.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Cambiar Opportunity Fund, Investor Class Shares - $27554	Russell 1000 Value Index (USD)* - $24853	Russell 3000 Index (USD) - $34765
Apr/14	$10000	$10000	$10000
Apr/15	$11003	$10931	$11274
Apr/16	$10716	$10887	$11254
Apr/17	$12367	$12689	$13345
Oct/17	$13455	$13382	$14536
Oct/18	$13163	$13788	$15495
Oct/19	$14916	$15334	$17585
Oct/20	$15946	$14174	$19369
Oct/21	$22233	$20376	$27872
Oct/22	$20511	$18950	$23268
Oct/23	$21385	$18975	$25218
Oct/24	$27554	$24853	$34765

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-777-8227 or visit https://cambiar.com/documents-forms/ for current month-end performance.

Footnote Reference*As of October 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	10 Years
Cambiar Opportunity Fund, Investor Class Shares	28.85%	13.06%	10.32%
Russell 1000 Value Index (USD)*	30.98%	10.14%	8.87%
Russell 3000 Index (USD)	37.86%	14.60%	12.44%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$403,890,899	40	$1,824,891	32%

What did the Fund invest in?

Sector WeightingsFootnote Reference*

Value	Value
Short-Term Investment	0.5%
Communication Services	3.1%
Utilities	3.4%
Materials	4.9%
Energy	6.5%
Consumer Discretionary	8.2%
Information Technology	9.1%
Consumer Staples	10.3%
Industrials	14.0%
Health Care	17.9%
Financials	22.2%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Delta Air Lines	3.9%
Sempra	3.4%
CME Group, Cl A	3.3%
Labcorp Holdings	3.3%
Comcast, Cl A	3.2%
Medtronic	3.1%
Airbus ADR	3.1%
Chubb	3.1%
Alphabet, Cl A	3.1%
Union Pacific	3.0%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-777-8227

  https://cambiar.com/documents-forms/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-777-8227 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

Cambiar Opportunity Fund / Investor Class Shares - CAMOX

Annual Shareholder Report: October 31, 2024

CMB-AR-TSR-2024-4

The Advisors' Inner Circle Fund

Cambiar Small Cap Fund

Institutional Class Shares - CAMZX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about Institutional Class Shares of the Cambiar Small Cap Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://cambiar.com/documents-forms/. You can also request this information by contacting us at 1-866-777-8227.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cambiar Small Cap Fund, Institutional Class Shares	$101	0.90%

How did the Fund perform in the last year?

The Cambiar Small Cap Fund delivered a strong absolute return over the past fiscal year, while falling short of the more robust 31.8% return for the Russell 2000 Value Index. The performance lag vs. the benchmark can be attributed to a variety of factors.

The Fund benefited from exposure to a number of high-quality businesses that were successful in producing strong earnings and free cashflow. Examples included an industrial filtration business, home warranty provider, a semiconductor fabrication business, and a software business serving the wealth management industry that was subsequently taken private.

Several positions in the Fund experienced deteriorating fundamentals and ultimately valuation compression, despite the suggestion of a broadly robust economy belied by the broad multiple expansion in equities. The largest detractor from performance was nurse and doctor staffing company AMN Healthcare. Earnings and valuation have compressed, as hospitals and other medical professional employers reconsider how to staff their organizations after worker shortages during COVID. We believe AMN’s services are critical to the healthcare system and remain confident that the company will return to growth in the coming quarters. Outdoor recreation product retailer Johnson Outdoor was an additional detractor from Fund performance for the period. The post-COVID hangover from overconsumption of the outdoor durable goods that Johnson sells continues to represent a headwind to sales and earnings growth. Johnson remains a quality retailer with a clean balance sheet and a valuation level that is near the lowest over the past decade. Both of these positions declined on an absolute basis, representing a meaningful drag relative to the positive return for the benchmark. It is worth noting that the Fund continues to own all but one of the bottom ten performing holdings, as our research team continues to have confidence in the above average business quality, medium- to long-term earnings growth prospects, and low investor expectations as implied by a compressed valuation. While painful in the moment, these conditions have historically been helpful in driving attractive forward returns. We do not believe these businesses are value traps.

Relative performance experienced a further drag from the Fund’s historically consistent bias to high profitability companies with lower leverage and the lower beta – as these attributes trailed in the ‘risk on’ bias that permeated the equity markets. Finally, cash levels of just below 2% during the reporting periods also represented a drag on relative performance.

While disappointed in the performance relative to the benchmark Russell 2000 Value over the 2024 reporting period, we continue to feel confident in the ability of the team and the fund to deliver on our medium to long-term objectives of superior rolling 3- and 5-year returns while demonstrating better downside capture in times of market stress.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Cambiar Small Cap Fund, Institutional Class Shares - $17590	Russell 2000 Value Index (USD)* - $20845	Russell 3000 Index (USD) - $34765
Apr/14	$10000	$10000	$10000
Apr/15	$10427	$10489	$11274
Apr/16	$9145	$10100	$11254
Apr/17	$10465	$12846	$13345
Oct/17	$10865	$13557	$14536
Oct/18	$10834	$13477	$15495
Oct/19	$12174	$13911	$17585
Oct/20	$11487	$11974	$19369
Oct/21	$16217	$19674	$27872
Oct/22	$15048	$17563	$23268
Oct/23	$14232	$15819	$25218
Oct/24	$17590	$20845	$34765

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-777-8227 or visit https://cambiar.com/documents-forms/ for current month-end performance.

Footnote Reference*As of October 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	10 Years
Cambiar Small Cap Fund, Institutional Class Shares	23.59%	7.64%	5.83%
Russell 2000 Value Index (USD)*	31.77%	8.42%	7.33%
Russell 3000 Index (USD)	37.86%	14.60%	12.44%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$90,820,937	43	$611,926	7%

What did the Fund invest in?

Sector WeightingsFootnote Reference*

Value	Value
Short-Term Investment	0.4%
Consumer Staples	2.3%
Materials	2.5%
Energy	2.8%
Utilities	5.0%
Real Estate	7.3%
Consumer Discretionary	9.5%
Information Technology	13.9%
Industrials	15.4%
Health Care	18.8%
Financials	22.2%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Globus Medical, Cl A	3.3%
Exelixis	3.3%
Axis Capital Holdings	3.2%
Frontdoor	3.1%
Texas Capital Bancshares	3.1%
Innovative Industrial Properties, Cl A	3.0%
Monarch Casino & Resort	3.0%
Tower Semiconductor	3.0%
First American Financial	2.8%
Magnolia Oil & Gas, Cl A	2.8%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-777-8227

  https://cambiar.com/documents-forms/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-777-8227 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

Cambiar Small Cap Fund / Institutional Class Shares - CAMZX

Annual Shareholder Report: October 31, 2024

CMB-AR-TSR-2024-7

The Advisors' Inner Circle Fund

Cambiar Small Cap Fund

Investor Class Shares - CAMSX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about Investor Class Shares of the Cambiar Small Cap Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://cambiar.com/documents-forms/. You can also request this information by contacting us at 1-866-777-8227.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cambiar Small Cap Fund, Investor Class Shares	$128	1.15%

How did the Fund perform in the last year?

The Cambiar Small Cap Fund delivered a strong absolute return over the past fiscal year, while falling short of the more robust 31.8% return for the Russell 2000 Value Index. The performance lag vs. the benchmark can be attributed to a variety of factors.

The Fund benefited from exposure to a number of high-quality businesses that were successful in producing strong earnings and free cashflow. Examples included an industrial filtration business, home warranty provider, a semiconductor fabrication business, and a software business serving the wealth management industry that was subsequently taken private.

Several positions in the Fund experienced deteriorating fundamentals and ultimately valuation compression, despite the suggestion of a broadly robust economy belied by the broad multiple expansion in equities. The largest detractor from performance was nurse and doctor staffing company AMN Healthcare. Earnings and valuation have compressed, as hospitals and other medical professional employers reconsider how to staff their organizations after worker shortages during COVID. We believe AMN’s services are critical to the healthcare system and remain confident that the company will return to growth in the coming quarters. Outdoor recreation product retailer Johnson Outdoor was an additional detractor from Fund performance for the period. The post-COVID hangover from overconsumption of the outdoor durable goods that Johnson sells continues to represent a headwind to sales and earnings growth. Johnson remains a quality retailer with a clean balance sheet and a valuation level that is near the lowest over the past decade. Both of these positions declined on an absolute basis, representing a meaningful drag relative to the positive return for the benchmark. It is worth noting that the Fund continues to own all but one of the bottom ten performing holdings, as our research team continues to have confidence in the above average business quality, medium- to long-term earnings growth prospects, and low investor expectations as implied by a compressed valuation. While painful in the moment, these conditions have historically been helpful in driving attractive forward returns. We do not believe these businesses are value traps.

Relative performance experienced a further drag from the Fund’s historically consistent bias to high profitability companies with lower leverage and the lower beta – as these attributes trailed in the ‘risk on’ bias that permeated the equity markets. Finally, cash levels of just below 2% during the reporting periods also represented a drag on relative performance.

While disappointed in the performance relative to the benchmark Russell 2000 Value over the 2024 reporting period, we continue to feel confident in the ability of the team and the fund to deliver on our medium to long-term objectives of superior rolling 3- and 5-year returns while demonstrating better downside capture in times of market stress.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Cambiar Small Cap Fund, Investor Class Shares - $17237	Russell 2000 Value Index (USD)* - $20845	Russell 3000 Index (USD) - $34765
Apr/14	$10000	$10000	$10000
Apr/15	$10401	$10489	$11274
Apr/16	$9100	$10100	$11254
Apr/17	$10385	$12846	$13345
Oct/17	$10781	$13557	$14536
Oct/18	$10740	$13477	$15495
Oct/19	$12047	$13911	$17585
Oct/20	$11353	$11974	$19369
Oct/21	$15984	$19674	$27872
Oct/22	$14808	$17563	$23268
Oct/23	$13983	$15819	$25218
Oct/24	$17237	$20845	$34765

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-777-8227 or visit https://cambiar.com/documents-forms/ for current month-end performance.

Footnote Reference*As of October 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	10 Years
Cambiar Small Cap Fund, Investor Class Shares	23.27%	7.43%	5.63%
Russell 2000 Value Index (USD)*	31.77%	8.42%	7.33%
Russell 3000 Index (USD)	37.86%	14.60%	12.44%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$90,820,937	43	$611,926	7%

What did the Fund invest in?

Sector WeightingsFootnote Reference*

Value	Value
Short-Term Investment	0.4%
Consumer Staples	2.3%
Materials	2.5%
Energy	2.8%
Utilities	5.0%
Real Estate	7.3%
Consumer Discretionary	9.5%
Information Technology	13.9%
Industrials	15.4%
Health Care	18.8%
Financials	22.2%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Globus Medical, Cl A	3.3%
Exelixis	3.3%
Axis Capital Holdings	3.2%
Frontdoor	3.1%
Texas Capital Bancshares	3.1%
Innovative Industrial Properties, Cl A	3.0%
Monarch Casino & Resort	3.0%
Tower Semiconductor	3.0%
First American Financial	2.8%
Magnolia Oil & Gas, Cl A	2.8%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-777-8227

  https://cambiar.com/documents-forms/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-777-8227 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

Cambiar Small Cap Fund / Investor Class Shares - CAMSX

Annual Shareholder Report: October 31, 2024

CMB-AR-TSR-2024-6

The Advisors' Inner Circle Fund

Cambiar SMID Fund

Institutional Class Shares - CAMUX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about Institutional Class Shares of the Cambiar SMID Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://cambiar.com/documents-forms/. You can also request this information by contacting us at 1-866-777-8227.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cambiar SMID Fund, Institutional Class Shares	$92	0.85%

How did the Fund perform in the last year?

The Cambiar SMID Fund was not able to keep pace with the robust gain in the Russell 2500 Value Index over the trailing fiscal year. The performance lag vs. the benchmark can be attributed to a variety of factors.

The Fund benefited from holdings in energy pipeline company Targa Resources, regional bank BOK Financial, leading title insurer Fidelity National, home improvement company Masco, and Arizona Electric Utility Pinnacle West.

There were several positions in the Fund that experienced deteriorating fundamentals and ultimately valuation compression despite the suggestion of a broadly robust economy belied by the broad multiple expansion in equities. Dentsply Sirona, a dental product producer and distributor, was the weakest individual stock in the SMID Fund. The company continued to experience weak demand from dentist customers, resulting in a reduction in near-term forward earnings expectations and a severe compression in valuation (the lowest level in its history across a variety of metrics). EPAM, a leading high end IT services provider, also experienced a reduction in near-term forward earnings estimates amidst a retrenchment in technology spend by large corporate entities as they digest elevated spend in 2021 and 2022 and further reconsider spending plans in light of emerging investment in AI. EPAM’s valuation is also bouncing along the lowest levels it has seen over the last ten years. Both of these positions declined on an absolute basis, representing a meaningful drag against the strong benchmark return. It is worth noting that the Fund continues to own all but one of the bottom ten performing holdings, as our research team continues to have confidence in the above average business quality, medium- to long-term earnings growth prospects, and low investor expectations as implied by a compressed valuation. While painful in the moment, these conditions have historically been helpful in driving attractive forward returns. We do not believe these businesses are value traps.

Relative performance experienced a further drag from the Fund’s historically consistent bias to high profitability companies with lower leverage and the lower beta – as these attributes trailed in the ‘risk on’ bias that permeated the equity markets. Finally, cash levels of just below 3% during the reporting periods also represented a drag on relative performance.

While disappointed in the performance relative to the benchmark over the past year, we remain confident in the ability of the team and the Fund to deliver on our medium to long-term objectives of superior rolling 3- and 5-year returns while demonstrating better downside capture in times of market stress.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Cambiar SMID Fund, Institutional Class Shares - $23204	Russell 2500 Value Index (USD)* - $21330	Russell 3000 Index (USD) - $31533
Nov/14	$10000	$10000	$10000
Apr/15	$10492	$10318	$10226
Apr/16	$9414	$10117	$10208
Apr/17	$11554	$12207	$12105
Oct/17	$12054	$12798	$13185
Oct/18	$12803	$12833	$14054
Oct/19	$14812	$13615	$15950
Oct/20	$14321	$11993	$17569
Oct/21	$20646	$18966	$25282
Oct/22	$19475	$16945	$21106
Oct/23	$19759	$16108	$22874
Oct/24	$23204	$21330	$31533

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-777-8227 or visit https://cambiar.com/documents-forms/ for current month-end performance.

Footnote Reference*As of October 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
Cambiar SMID Fund, Institutional Class Shares	17.44%	9.39%	8.78%
Russell 2500 Value Index (USD)*	32.42%	9.39%	7.87%
Russell 3000 Index (USD)	37.86%	14.60%	12.44%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$162,104,223	39	$1,135,623	12%

What did the Fund invest in?

Sector WeightingsFootnote Reference*

Value	Value
Short-Term Investment	0.1%
Consumer Discretionary	2.4%
Consumer Staples	2.6%
Materials	3.2%
Energy	5.4%
Real Estate	5.6%
Utilities	9.0%
Information Technology	11.8%
Industrials	18.0%
Health Care	19.5%
Financials	22.4%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Fidelity National Financial	3.3%
BOK Financial	3.3%
Packaging Corp of America	3.2%
Pinnacle West Capital	3.2%
Quest Diagnostics	3.1%
Magnolia Oil & Gas, Cl A	3.0%
JB Hunt Transport Services	3.0%
Masco	3.0%
Atmos Energy	3.0%
Cboe Global Markets	2.9%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-777-8227

  https://cambiar.com/documents-forms/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-777-8227 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

Cambiar SMID Fund / Institutional Class Shares - CAMUX

Annual Shareholder Report: October 31, 2024

CMB-AR-TSR-2024-8

The Advisors' Inner Circle Fund

Cambiar SMID Fund

Investor Class Shares - CAMMX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about Investor Class Shares of the Cambiar SMID Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://cambiar.com/documents-forms/. You can also request this information by contacting us at 1-866-777-8227.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cambiar SMID Fund, Investor Class Shares	$104	0.96%

How did the Fund perform in the last year?

The Cambiar SMID Fund was not able to keep pace with the robust gain in the Russell 2500 Value Index over the trailing fiscal year. The performance lag vs. the benchmark can be attributed to a variety of factors.

The Fund benefited from holdings in energy pipeline company Targa Resources, regional bank BOK Financial, leading title insurer Fidelity National, home improvement company Masco, and Arizona Electric Utility Pinnacle West.

There were several positions in the Fund that experienced deteriorating fundamentals and ultimately valuation compression despite the suggestion of a broadly robust economy belied by the broad multiple expansion in equities. Dentsply Sirona, a dental product producer and distributor, was the weakest individual stock in the SMID Fund. The company continued to experience weak demand from dentist customers, resulting in a reduction in near-term forward earnings expectations and a severe compression in valuation (the lowest level in its history across a variety of metrics). EPAM, a leading high end IT services provider, also experienced a reduction in near-term forward earnings estimates amidst a retrenchment in technology spend by large corporate entities as they digest elevated spend in 2021 and 2022 and further reconsider spending plans in light of emerging investment in AI. EPAM’s valuation is also bouncing along the lowest levels it has seen over the last ten years. Both of these positions declined on an absolute basis, representing a meaningful drag against the strong benchmark return. It is worth noting that the Fund continues to own all but one of the bottom ten performing holdings, as our research team continues to have confidence in the above average business quality, medium- to long-term earnings growth prospects, and low investor expectations as implied by a compressed valuation. While painful in the moment, these conditions have historically been helpful in driving attractive forward returns. We do not believe these businesses are value traps.

Relative performance experienced a further drag from the Fund’s historically consistent bias to high profitability companies with lower leverage and the lower beta – as these attributes trailed in the ‘risk on’ bias that permeated the equity markets. Finally, cash levels of just below 3% during the reporting periods also represented a drag on relative performance.

While disappointed in the performance relative to the benchmark over the past year, we remain confident in the ability of the team and the Fund to deliver on our medium to long-term objectives of superior rolling 3- and 5-year returns while demonstrating better downside capture in times of market stress.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Cambiar SMID Fund, Investor Class Shares - $23964	Russell 2500 Value Index (USD)* - $21971	Russell 3000 Index (USD) - $34765
Apr/14	$10000	$10000	$10000
Apr/15	$10897	$10628	$11274
Apr/16	$9778	$10420	$11254
Apr/17	$11994	$12574	$13345
Oct/17	$12512	$13183	$14536
Oct/18	$13288	$13219	$15495
Oct/19	$15362	$14024	$17585
Oct/20	$14837	$12353	$19369
Oct/21	$21377	$19536	$27872
Oct/22	$20149	$17454	$23268
Oct/23	$20427	$16592	$25218
Oct/24	$23964	$21971	$34765

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-777-8227 or visit https://cambiar.com/documents-forms/ for current month-end performance.

Footnote Reference*As of October 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	10 Years
Cambiar SMID Fund, Investor Class Shares	17.31%	9.30%	8.73%
Russell 2500 Value Index (USD)*	32.42%	9.39%	7.87%
Russell 3000 Index (USD)	37.86%	14.60%	12.44%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$162,104,223	39	$1,135,623	12%

What did the Fund invest in?

Sector WeightingsFootnote Reference*

Value	Value
Short-Term Investment	0.1%
Consumer Discretionary	2.4%
Consumer Staples	2.6%
Materials	3.2%
Energy	5.4%
Real Estate	5.6%
Utilities	9.0%
Information Technology	11.8%
Industrials	18.0%
Health Care	19.5%
Financials	22.4%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Fidelity National Financial	3.3%
BOK Financial	3.3%
Packaging Corp of America	3.2%
Pinnacle West Capital	3.2%
Quest Diagnostics	3.1%
Magnolia Oil & Gas, Cl A	3.0%
JB Hunt Transport Services	3.0%
Masco	3.0%
Atmos Energy	3.0%
Cboe Global Markets	2.9%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-777-8227

  https://cambiar.com/documents-forms/

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-777-8227 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

Cambiar SMID Fund / Investor Class Shares - CAMMX

Annual Shareholder Report: October 31, 2024

CMB-AR-TSR-2024-9

(b)       Not applicable.

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2024			FYE October 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$91,274	None	None	$72,710	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	$115,395(2)
(d)	All Other Fees	None	None	None	None	None	$47,411(3)

2

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2024			FYE October 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$539,063	None	None	$550,800	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Cohen & Co. (“Cohen”) related to the Trust.

Cohen billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2024			FYE October 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$43,700	None	None	$61,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

3

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to service affiliates of the funds.

(3)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)	have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

4

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2024	2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2024	2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (Cohen):

	2024	2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)       Not applicable.

(g)       The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $162,806 for 2024 and 2023, respectively.

(g)       The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2024 and 2023, respectively.

(g)       The aggregate non-audit fees and services billed by Cohen for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2024 and 2023, respectively.

5

(h)       During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)       Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)       Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

(a)       The Schedule of Investments is included as part of the Financial Statements and Other Information filed under Item 7 of this form.

(b)       Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial statements and financial highlights are filed herein.

Annual Financials and Other Information

The Advisors' Inner Circle Fund

October 31, 2024

CAMBIAR INVESTORS

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2024

TABLE OF CONTENTS

Financial Statements (Form N-CSR Item 7)
Schedules of Investments	1
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	14
Financial Highlights	18
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	33
Notice to Shareholders (Unaudited)	34
Approval of Investment Advisory Agreement (Form N-CSR Item 11) (Unaudited)	35

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2024

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.6%

	Shares	Value
AEROSPACE/DEFENSE EQUIPMENT — 4.6%
Airbus ADR	330,000	$12,556,500
RTX	50,000	6,049,500
		18,606,000
AIRLINES — 3.9%
Delta Air Lines	275,000	15,735,500

BANKS — 8.2%
JPMorgan Chase	53,000	11,761,760
PNC Financial Services Group	55,000	10,354,850
US Bancorp	225,000	10,869,750
		32,986,360
BEVERAGES — 5.3%
Constellation Brands, Cl A	44,000	10,222,960
Diageo ADR	89,000	11,050,240
		21,273,200
BROADLINE RETAIL — 2.9%
Amazon.com *	62,000	11,556,800

CAPITAL MARKETS — 7.3%
CME Group, Cl A	60,000	13,521,600
Goldman Sachs Group	20,000	10,355,800
Intercontinental Exchange	37,000	5,767,190
		29,644,590
CHEMICALS — 4.9%
Corteva	135,000	8,224,200
PPG Industries	94,000	11,703,940
		19,928,140
CONSUMER FINANCE — 1.5%
American Express	23,000	6,211,840

CONSUMER STAPLES DISTRIBUTION & RETAIL — 3.0%
Sysco	163,000	12,216,850

ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS — 2.8%
TE Connectivity	75,000	11,056,500

FINANCIAL SERVICES — 2.1%
Mastercard, Cl A	17,000	8,493,030

GROUND TRANSPORTATION — 5.5%
Uber Technologies *	135,000	9,726,750
Union Pacific	53,000	12,299,710
		22,026,460
HEALTH CARE EQUIPMENT & SERVICES — 3.1%
Medtronic	142,000	12,673,500

HEALTH CARE PROVIDERS & SERVICES — 7.5%
Centene *	146,000	9,089,960
Elevance Health	20,000	8,115,200
Labcorp Holdings	58,000	13,239,660
		30,444,820
INSURANCE — 3.1%
Chubb	44,000	12,427,360

INTERACTIVE MEDIA & SERVICES — 3.1%
Alphabet, Cl A	72,000	12,319,920

LIFE SCIENCES TOOLS & SERVICES — 1.9%
Waters *	23,000	7,431,530

MEDIA — 3.2%
Comcast, Cl A	300,000	13,101,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2024

COMMON STOCK — continued
	Shares	Value
MULTI-UTILITIES — 3.4%
Sempra	165,000	$13,756,050

OIL, GAS & CONSUMABLE FUELS — 6.5%
Cenovus Energy	635,000	10,204,450
Chevron	68,000	10,119,760
Williams	117,000	6,127,290
		26,451,500
PERSONAL CARE PRODUCTS — 2.0%
Estee Lauder, Cl A	117,000	8,065,980

PHARMACEUTICALS — 5.4%
Bristol-Myers Squibb	203,000	11,321,310
Johnson & Johnson	65,000	10,390,900
		21,712,210
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 6.3%
Applied Materials	28,000	5,084,240
Marvell Technology	108,000	8,651,880
Texas Instruments	58,000	11,783,280
		25,519,400
SPECIALTY RETAIL — 2.1%
TJX	76,000	8,590,280
TOTAL COMMON STOCK
(Cost $298,337,889)		402,228,820
SHORT-TERM INVESTMENT — 0.5%

First American Treasury Obligation Fund 4.754% (A)
(Cost $1,870,690)	1,870,690	1,870,690
TOTAL INVESTMENTS— 100.1%
(Cost $300,208,579)		$404,099,510

Percentages are based on Net Assets of $403,890,899.

*	Non-income producing security.
(A)	The rate shown is the 7-day effective yield as of October 31, 2024.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2024, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2024

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.9%
	Shares	Value
AIR FREIGHT & LOGISTICS — 2.6%
Expeditors International of Washington	35,345	$4,206,055

AUTO COMPONENTS — 2.4%
Gentex	126,000	3,819,060

BANKS — 3.3%
BOK Financial	49,975	5,308,844

BIOTECHNOLOGY — 2.6%
Incyte *	55,800	4,135,896

BUILDING PRODUCTS — 3.0%
Masco	61,000	4,874,510

CAPITAL MARKETS — 2.9%
Cboe Global Markets	22,000	4,698,540
CONSTRUCTION & ENGINEERING — 2.2%
WillScot Holdings *	107,000	3,545,980
CONTAINERS & PACKAGING — 3.2%
Packaging Corp of America	23,000	5,265,620
ELECTRIC UTILITIES — 3.2%
Pinnacle West Capital	58,830	5,165,862

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.6%
IPG Photonics *	38,485	3,115,746
Littelfuse	18,000	4,403,340
		7,519,086

FINANCIAL SERVICES — 5.3%
Euronet Worldwide *	44,000	4,332,680
WEX *	24,445	4,219,207
		8,551,887
FOOD PRODUCT — 2.6%
Lamb Weston Holdings	53,850	4,183,607

GAS UTILITIES — 3.0%
Atmos Energy	35,000	4,857,300

GROUND TRANSPORTATION — 3.0%
JB Hunt Transport Services	27,050	4,885,771

HEALTH CARE EQUIPMENT & SUPPLIES — 1.8%
Dentsply Sirona	129,415	2,998,545

HEALTH CARE PROVIDERS & SERVICES — 8.2%
HealthEquity *	45,000	3,836,250
Molina Healthcare *	14,035	4,508,323
Quest Diagnostics	32,000	4,954,560
		13,299,133

INDUSTRIAL REITS — 2.8%
Americold Realty Trust	178,170	4,575,405

INSURANCE — 10.9%
American Financial Group	34,500	4,448,085
Arch Capital Group *	33,100	3,262,336
Fidelity National Financial	90,000	5,415,300
Reinsurance Group of America, Cl A	22,000	4,643,760
		17,769,481

IT SERVICES — 4.7%
Amdocs	45,000	3,948,525
EPAM Systems *	19,835	3,741,873
		7,690,398

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2024

COMMON STOCK — continued
	Shares	Value
LIFE SCIENCES TOOLS & SERVICES — 6.9%
Bruker	59,985	$3,395,751
Charles River Laboratories International *	17,280	3,085,862
Waters *	14,445	4,667,324
		11,148,937

MACHINERY — 5.0%
Lincoln Electric Holdings	23,985	4,618,552
Toro	43,480	3,499,270
		8,117,822

OIL, GAS & CONSUMABLE FUELS — 5.4%
Magnolia Oil & Gas, Cl A	195,390	4,939,459
Targa Resources	23,000	3,840,080
		8,779,539

PROFESSIONAL SERVICES — 2.2%
Maximus	41,000	3,544,040

RETAIL REITS — 2.8%
NNN REIT	104,090	4,521,670

SOFTWARE — 2.5%
Dolby Laboratories, Cl A	54,495	3,972,685

WATER UTILITIES — 2.8%
Essential Utilities	117,220	4,524,692

TOTAL COMMON STOCK
(Cost $134,204,068)		161,960,365
SHORT-TERM INVESTMENT — 0.1%

First American Treasury Obligation Fund 4.754% (A)
(Cost $219,127)	219,127	219,127
TOTAL INVESTMENTS— 100.0%
(Cost $134,423,195)		$162,179,492

Percentages are based on Net Assets of $162,104,223.

*	Non-income producing security.

(A)	The rate shown is the 7-day effective yield as of October 31, 2024.

Cl — Class

REIT — Real Estate Investment Trust

As of October 31, 2024, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2024

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.7%
	Shares	Value
AIR FREIGHT & LOGISTICS — 2.3%
Hub Group, Cl A	48,495	$2,104,198

BANKS — 10.7%
Prosperity Bancshares	31,865	2,332,518
Texas Capital Bancshares *	36,615	2,817,524
United Bankshares	61,655	2,323,161
United Community Banks	80,755	2,298,287
		9,771,490

BEVERAGES — 2.3%
Duckhorn Portfolio *	187,045	2,050,013

BIOTECHNOLOGY — 3.2%
Exelixis *	89,070	2,957,124

CHEMICALS — 2.5%
Cabot	20,785	2,241,247

COMMERCIAL SERVICES & SUPPLIES — 1.7%
Healthcare Services Group *	141,520	1,552,474

DIVERSIFIED CONSUMER SERVICES — 3.1%
Frontdoor *	57,400	2,852,206

ELECTRIC UTILITIES — 5.0%
IDACORP	23,750	2,457,650
TXNM Energy, Inc.	47,000	2,046,380
		4,504,030

ELECTRONICS EQUIPMENT INSTRUMENTS & COMPONENTS — 2.5%
Advanced Energy Industries	21,000	2,279,130

HEALTH CARE EQUIPMENT & SERVICES — 3.3%
Globus Medical, Cl A *	40,575	2,983,885

HEALTH CARE PROVIDERS & SERVICES — 9.6%
Addus HomeCare *	15,835	1,970,191
AMN Healthcare Services *	28,700	1,088,878
HealthEquity *	23,690	2,019,572
Innovage Holding *	283,040	1,641,632
US Physical Therapy	25,235	2,023,342
		8,743,615
HEALTH CARE TECHNOLOGY — 2.7%
HealthStream	83,130	2,430,306

HOTELS, RESTAURANTS & LEISURE — 5.0%
Monarch Casino & Resort	34,640	2,719,586
Sportradar Group, Cl A *	148,000	1,836,680
		4,556,266

INDUSTRIAL REITS — 3.0%
Innovative Industrial Properties, Cl A	21,280	2,749,163

INSURANCE — 11.5%
Axis Capital Holdings	36,615	2,865,490
First American Financial	39,785	2,552,208
Reinsurance Group of America, Cl A	11,580	2,444,306
RenaissanceRe Holdings	9,700	2,545,280
		10,407,284

IT SERVICES — 2.2%
ASGN *	21,770	2,005,017

LEISURE PRODUCTS — 1.4%
Johnson Outdoors, Cl A	39,585	1,251,678

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2024

COMMON STOCK — continued
	Shares	Value
MACHINERY — 4.7%
Alamo Group	10,690	$1,812,383
Atmus Filtration Technologies	62,350	2,427,909
		4,240,292
OIL, GAS & CONSUMABLE FUELS — 2.8%
Magnolia Oil & Gas, Cl A	100,945	2,551,890

PROFESSIONAL SERVICES — 6.7%
Forrester Research *	70,265	1,030,788
Insperity	19,500	1,536,015
NV5 Global *	88,000	2,010,800
WNS Holdings *	31,750	1,523,682
		6,101,285

REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.1%
Marcus & Millichap	51,460	1,947,246

RETAIL REITS — 2.2%
NETSTREIT	126,675	1,963,463

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 9.2%
Diodes *	28,500	1,666,680
Rambus *	35,630	1,703,827
Tower Semiconductor *	64,330	2,699,287
Universal Display	12,570	2,266,622
		8,336,416
TOTAL COMMON STOCK
(Cost $76,482,126)		90,579,718
SHORT-TERM INVESTMENT — 0.4%

First American Treasury Obligation Fund 4.754% (A)
(Cost $344,020)	344,020	344,020
TOTAL INVESTMENTS— 100.1%
(Cost $76,826,146)		$90,923,738

Percentages are based on Net Assets of $90,820,937.

*	Non-income producing security.

(A)	The rate shown is the 7-day effective yield as of October 31, 2024.

Cl — Class

REIT — Real Estate Investment Trust

As of October 31, 2024, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND
OCTOBER 31, 2024

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.2%
	Shares	Value
AUSTRALIA — 1.6%
Santos	470,000	$2,090,960

BELGIUM — 4.9%
KBC Group	47,000	3,423,533
UCB	16,200	3,119,283
		6,542,816

CANADA — 1.9%
Agnico Eagle Mines	29,000	2,502,410

FRANCE — 10.8%
Air Liquide	9,450	1,694,396
Airbus	17,400	2,654,214
Capgemini	15,500	2,688,950
LVMH Moet Hennessy Louis Vuitton	2,800	1,864,015
Thales	15,500	2,498,575
TotalEnergies	46,000	2,886,759
		14,286,909

GERMANY — 11.2%
Infineon Technologies	71,000	2,245,346
Knorr-Bremse	37,200	3,068,659
Merck KGaA	14,800	2,446,812
Puma	40,000	1,823,989
RWE	75,000	2,430,716
SAP	12,000	2,801,818
		14,817,340

HONG KONG — 1.6%
AIA Group	273,600	2,159,338

IRELAND — 3.8%
Bank of Ireland Group	256,000	2,372,660
Kerry Group, Cl A	26,000	2,596,758
		4,969,418

JAPAN — 14.7%
Chugai Pharmaceutical	54,000	2,569,400
Mitsubishi Estate	199,000	2,942,818
MonotaRO	156,000	2,353,471
NIDEC CORP	127,000	2,529,944
Nintendo	45,000	2,377,034
Sony Group	146,500	2,578,036
Terumo	145,000	2,761,569
Tokyo Electron Ltd.	9,000	1,324,378
		19,436,650

NETHERLANDS — 3.4%
ING Groep	266,000	4,514,119

NORWAY — 1.6%
Equinor ADR	92,000	2,160,160

SINGAPORE — 4.4%
DBS Group Holdings	105,100	3,047,354
Singapore Telecommunications	1,151,000	2,715,477
		5,762,831
SWEDEN — 2.0%
Epiroc, Cl A	138,000	2,695,183

SWITZERLAND — 11.4%
Barry Callebaut	1,550	2,718,527
Julius Baer Group	44,000	2,682,750
Nestle	19,000	1,795,360
Novartis	22,000	2,387,138
Roche Holding	11,700	3,625,871

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND
OCTOBER 31, 2024

COMMON STOCK — continued
	Shares	Value
SWITZERLAND — continued
Temenos	28,000	$1,939,426
		15,149,072

TAIWAN — 1.6%
Taiwan Semiconductor Manufacturing ADR	11,000	2,095,940

UNITED KINGDOM — 18.3%
Barclays	1,329,000	4,074,078
Bunzl	60,000	2,641,489
CNH Industrial	252,000	2,829,960
Diageo	100,000	3,088,195
Haleon	573,000	2,753,892
Intertek Group	42,000	2,521,339
London Stock Exchange Group	27,100	3,673,044
SSE	120,000	2,726,822
		24,308,819
TOTAL COMMON STOCK
(Cost $107,563,382)		123,491,965
PREFERRED STOCK — 1.7%

GERMANY — 1.7%
Dr Ing hc F Porsche AG (A)	32,448	2,283,053

TOTAL PREFERRED STOCK
(Cost $2,689,574)		2,283,053

SHORT-TERM INVESTMENT — 2.1%

First American Treasury Obligation Fund 4.754% (B)
(Cost $2,829,158)	2,829,158	2,829,158
TOTAL INVESTMENTS — 97.0%
(Cost $113,082,114)		$128,604,176

Percentages are based on Net Assets of $132,513,343.

(A)	There is currently no stated interest rate.

(B)	The rate reported is the 7-day effective yield as of October 31, 2024.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND
OCTOBER 31, 2024

The following is a list of the level of inputs used as of October 31, 2024, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$2,090,960	$—	$2,090,960
Belgium	—	6,542,816	—	6,542,816
Canada	2,502,410	—	—	2,502,410
France	—	14,286,909	—	14,286,909
Germany	—	14,817,340	—	14,817,340
Hong Kong	—	2,159,338	—	2,159,338
Ireland	—	4,969,418	—	4,969,418
Japan	—	19,436,650	—	19,436,650
Netherlands	—	4,514,119	—	4,514,119
Norway	2,160,160	—	—	2,160,160
Singapore	—	5,762,831	—	5,762,831
Sweden	—	2,695,183	—	2,695,183
Switzerland	—	15,149,072	—	15,149,072
Taiwan	2,095,940	—	—	2,095,940
United Kingdom	2,829,960	21,478,859	—	24,308,819
Total Common Stock	9,588,470	113,903,495	—	123,491,965
Preferred Stock
Germany	—	2,283,053	—	2,283,053
Total Preferred Stock	—	2,283,053	—	2,283,053
Short-Term Investment	2,829,158	—	—	2,829,158
Total Investments in Securities	$12,417,628	$116,186,548	$—	$128,604,176

Amounts designated as "-" are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2024

STATEMENTS OF ASSETS AND LIABILITIES

	Opportunity Fund	SMID Fund
Assets:
Cost of securities	$300,208,579	$134,423,195

Investments in securities, at value	$404,099,510	$162,179,492
Receivable for capital shares sold	49,082	99,410
Dividends receivable	362,382	79,659
Prepaid expenses	15,834	17,437
Total Assets	404,526,808	162,375,998

Liabilities:
Payable for capital shares redeemed	303,395	104,013
Investment advisory fees payable	165,453	74,631
Audit fees payable	25,740	25,740
Shareholder servicing fees payable	22,760	11,762
Payable due to administrator	19,080	7,864
Payable due to trustees	16,075	6,703
Chief Compliance Officer fees payable	6,393	2,665
Payable due to custodian	3,879	1,739
Other accrued expenses	73,134	36,658
Total Liabilities	635,909	271,775

Commitments and Contingencies †

Net Assets	$403,890,899	$162,104,223

Net Assets:
Paid-in Capital	$267,569,509	$127,779,710
Total Distributable Earnings	136,321,390	34,324,513

Net Assets	$403,890,899	$162,104,223

Investor Class Shares:
Net Assets	$131,123,673	$110,895,816
Total shares outstanding at end of year	4,415,818	4,513,027
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$29.69	$24.57

Institutional Class Shares:
Net Assets	$272,767,226	$51,208,407
Total shares outstanding at end of year	9,220,594	2,082,352
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$29.58	$24.59

†	See Note 4 in the Notes to Financial Statements.

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2024

STATEMENTS OF ASSETS AND LIABILITIES

	Small Cap Fund	International Equity Fund
Assets:
Cost of securities	$76,826,146	$113,082,114

Investments in securities, at value	$90,923,738	$128,604,176
Receivable for capital shares sold	3,521	44,462
Dividends receivable	22,876	186,757
Receivable for dividend tax reclaims	—	4,161,091
Unrealized appreciation on foreign currency spot contracts	—	2,310
Prepaid expenses	19,409	14,056
Total Assets	90,969,544	133,012,852

Liabilities:
Investment advisory fees payable	49,576	79,548
Payable for capital shares redeemed	34,231	26,773
Audit fees payable	25,740	28,263
Shareholder servicing fees payable	6,137	4,318
Payable due to administrator	4,276	6,406
Payable due to trustees	3,607	5,485
Chief Compliance Officer fees payable	1,434	2,181
Payable due to custodian	646	13,728
Payable for investment securities purchased	—	302,250
Payable due to transfer agent fees	9,129	9,635
Other accrued expenses	13,831	20,922
Total Liabilities	148,607	499,509

Commitments and Contingencies †

Net Assets	$90,820,937	$132,513,343

Net Assets:
Paid-in Capital	$73,851,942	$180,544,781
Total Distributable Earnings (Accumulated Losses)	16,968,995	(48,031,438)

Net Assets	$90,820,937	$132,513,343

Investor Class Shares:
Net Assets	$24,199,919	$85,792,125
Total shares outstanding at end of year	1,457,437	3,182,206
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$16.60	$26.96

Institutional Class Shares:
Net Assets	$66,621,018	$46,721,218
Total shares outstanding at end of year	3,835,655	1,730,987
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$17.37	$26.99

†	See Note 4 in the Notes to Financial Statements.

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS FOR THE YEAR ENDED OCTOBER 31, 2024

STATEMENTS OF OPERATIONS

	Opportunity Fund	SMID Fund
Investment Income
Dividends	$7,858,453	$2,766,743
Interest	570,243	242,545
Less: Foreign Taxes Withheld	(99,437)	—
Total Investment Income	8,329,259	3,009,288

Expenses
Investment Advisory Fees	2,270,326	1,429,427
Shareholder Servicing Fees - Investor Class Shares	268,189	133,267
Administration Fees	208,060	98,235
Trustees' Fees	62,710	29,745
Chief Compliance Officer Fees	10,434	5,264
Transfer Agent Fees	123,239	83,307
Printing Fees	55,554	27,601
Registration & Filing Fees	48,065	48,512
Legal Fees	43,931	21,156
Audit Fees	26,014	25,878
Custodian Fees	11,606	5,821
Interest Expense	8,005	1,639
Pricing Fees	4,675	3,117
Other Expenses	55,092	29,371
Total Expenses	3,195,900	1,942,340
Less:
Investment Advisory Fees Waiver	(445,435)	(293,804)
Fees Paid Indirectly (Note 3)	(18,346)	(3,052)
Net Expenses	2,732,119	1,645,484
Net Investment Income	5,597,140	1,363,804

Net Realized Gain (Loss) on:
Investments	28,976,085	6,750,897
Net Realized Gain (Loss)	28,976,085	6,750,897
Net Unrealized Appreciation (Depreciation) on:
Investments	58,127,281	20,622,656
Net Unrealized Appreciation (Depreciation)	58,127,281	20,622,656
Net Realized and Unrealized Gain (Loss)	87,103,366	27,373,553
Net Increase in Net Assets from Operations	$92,700,506	$28,737,357

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS FOR THE YEAR ENDED OCTOBER 31, 2024

STATEMENTS OF OPERATIONS

	Small Cap Fund	International Equity Fund
Investment Income
Dividends	$1,333,084	$4,780,465
Interest	83,160	–
Less: Foreign Taxes Withheld	—	(1,248,951)
Total Investment Income	1,416,244	3,531,514

Expenses
Investment Advisory Fees	812,493	1,382,341
Shareholder Servicing Fees - Investor Class Shares	61,088	87,810
Administration Fees	52,550	84,436
Trustees' Fees	15,670	26,075
Chief Compliance Officer Fees	3,273	4,314
Transfer Agent Fees	65,814	65,771
Registration & Filing Fees	35,263	37,585
Audit Fees	25,818	28,419
Printing Fees	13,706	21,330
Legal Fees	11,248	23,753
Interest Expense	5,078	2,707
Custodian Fees	3,131	43,556
Pricing Fees	2,369	2,752
Other Expenses	20,561	28,082
Total Expenses	1,128,062	1,838,931
Less:
Investment Advisory Fees Waiver	(200,567)	(368,907)
Fees Paid Indirectly (Note 3)	(3,417)	(6,885)
Net Expenses	924,078	1,463,139
Net Investment Income	492,166	2,068,375

Net Realized Gain (Loss) on:
Investments	3,044,018	19,251,883
Foreign Currency Transactions	—	26,073
Net Realized Gain (Loss)	3,044,018	19,277,956
Net Unrealized Appreciation (Depreciation) on:
Investments	17,242,935	13,406,024
Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	223,266
Net Unrealized Appreciation (Depreciation)	17,242,935	13,629,290
Net Realized and Unrealized Gain (Loss)	20,286,953	32,907,246
Net Increase in Net Assets from Operations	$20,779,119	$34,975,621

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2024	Year Ended October 31, 2023
Operations:
Net Investment Income	$5,597,140	$4,551,685
Net Realized Gain	28,976,085	27,508,632
Net Change in Unrealized Appreciation (Depreciation)	58,127,281	(14,380,717)
Net Increase in Net Assets Resulting from Operations	92,700,506	17,679,600
Distributions:
Investor Class Shares	(10,635,984)	(5,939,840)
Institutional Class Shares	(20,620,590)	(8,501,355)
Total Distributions	(31,256,574)	(14,441,195)
Capital Share Transactions:
Investor Class Shares
Issued	5,914,977	4,323,005
Reinvestment of Dividends	10,074,767	5,627,527
Redeemed	(20,160,400)	(19,136,031)
Net Decrease in Net Assets from Investor Class Share Transactions	(4,170,656)	(9,185,499)
Institutional Class Shares
Issued	59,707,378	60,072,883
Reinvestment of Dividends	13,238,923	5,871,477
Redemption Fees — Note 2	—	36
Merger — Note 11	—	42,593,728
Redeemed	(52,019,122)	(61,658,247)
Net Increase in Net Assets from Institutional Class Share Transactions	20,927,179	46,879,877
Net Increase in Net Assets from Capital Share Transactions	16,756,523	37,694,378
Total Increase in Net Assets	78,200,455	40,932,783
Net Assets:
Beginning of year	325,690,444	284,757,661
End of year	$403,890,899	$325,690,444
Share Transactions:
Investor Class Shares
Issued	214,538	170,496
Reinvestment of Dividends	386,123	224,608
Redeemed	(731,059)	(748,288)
Total Decrease in Investor Class Shares	(130,398)	(353,184)
Institutional Class Shares
Issued	2,177,279	2,530,980
Reinvestment of Dividends	509,264	235,532
Merger — Note 11	—	1,709,251
Redeemed	(1,891,855)	(2,418,376)
Total Increase in Institutional Class Shares	794,688	2,057,387
Net Increase in Shares Outstanding	664,290	1,704,203

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2024	Year Ended October 31, 2023
Operations:
Net Investment Income	$1,363,804	$1,324,428
Net Realized Gain (Loss)	6,750,897	(416,397)
Net Change in Unrealized Appreciation (Depreciation)	20,622,656	(2,071,873)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,737,357	(1,163,842)
Distributions:
Investor Class Shares	(909,333)	(924,472)
Institutional Class Shares	(442,531)	(253,644)
Total Distributions	(1,351,864)	(1,178,116)
Capital Share Transactions:
Investor Class Shares
Issued	27,089,731	55,716,026
Reinvestment of Dividends	909,122	924,239
Redemption Fees — Note 2	606	9,317
Redeemed	(53,943,214)	(41,557,777)
Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(25,943,755)	15,091,805
Institutional Class Shares
Issued	19,962,082	47,244,277
Reinvestment of Dividends	357,501	95,753
Redemption Fees — Note 2	2,201	1,960
Redeemed	(27,204,751)	(19,535,094)
Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(6,882,967)	27,806,896
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(32,826,722)	42,898,701
Total Increase (Decrease) in Net Assets	(5,441,229)	40,556,743
Net Assets:
Beginning of year	167,545,452	126,988,709
End of year	$162,104,223	$167,545,452
Share Transactions:
Investor Class Shares
Issued	1,132,258	2,486,517
Reinvestment of Dividends	37,552	42,834
Redeemed	(2,241,421)	(1,887,686)
Total Increase (Decrease) in Investor Class Shares	(1,071,611)	641,665
Institutional Class Shares
Issued	834,115	2,118,645
Reinvestment of Dividends	14,773	4,440
Redeemed	(1,126,150)	(865,825)
Total Increase (Decrease) in Institutional Class Shares	(277,262)	1,257,260
Net Increase (Decrease) in Shares Outstanding	(1,348,873)	1,898,925

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2024	Year Ended October 31, 2023
Operations:
Net Investment Income	$492,166	$752,135
Net Realized Gain	3,044,018	963,896
Net Change in Unrealized Appreciation (Depreciation)	17,242,935	(9,226,319)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,779,119	(7,510,288)
Distributions:
Investor Class Shares	(278,617)	(159,040)
Institutional Class Shares	(974,259)	(294,991)
Total Distributions	(1,252,876)	(454,031)
Capital Share Transactions:
Investor Class Shares
Issued	846,877	2,200,279
Reinvestment of Dividends	268,348	154,599
Redemption Fees — Note 2	240	1,063
Merger — Note 11	—	3,706,726
Redeemed	(4,647,159)	(15,415,841)
Net Decrease in Net Assets from Investor Class Share Transactions	(3,531,694)	(9,353,174)
Institutional Class Shares
Issued	6,364,697	32,328,315
Reinvestment of Dividends	827,932	283,090
Redemption Fees — Note 2	245	10,997
Merger — Note 11	—	19,877,735
Redeemed	(26,589,001)	(13,167,135)
Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(19,396,127)	39,333,002
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(22,927,821)	29,979,828
Total Increase (Decrease) in Net Assets	(3,401,578)	22,015,509
Net Assets:
Beginning of year	94,222,515	72,207,006
End of year	$90,820,937	$94,222,515
Share Transactions:
Investor Class Shares
Issued	53,831	135,962
Reinvestment of Dividends	16,989	10,491
Merger — Note 11	—	252,655
Redeemed	(296,537)	(1,019,311)
Total Decrease in Investor Class Shares	(225,717)	(620,203)
Institutional Class Shares
Issued	397,774	1,974,376
Reinvestment of Dividends	50,120	18,577
Merger — Note 11	—	1,296,208
Redeemed	(1,627,228)	(842,795)
Total Increase (Decrease) in Institutional Class Shares	(1,179,334)	2,446,366
Net Increase (Decrease) in Shares Outstanding	(1,405,051)	1,826,163

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2024	Year Ended October 31, 2023
Operations:
Net Investment Income	$2,068,375	$3,012,589
Net Realized Gain	19,277,956	15,582,128
Net Change in Unrealized Appreciation	13,629,290	22,926,833
Net Increase in Net Assets Resulting from Operations	34,975,621	41,521,550
Distributions:
Investor Class Shares	(1,497,752)	(2,916,477)
Institutional Class Shares	(1,517,514)	(4,986,684)
Total Distributions	(3,015,266)	(7,903,161)
Capital Share Transactions:
Investor Class Shares
Issued	5,232,982	13,853,084
Reinvestment of Dividends	1,484,638	2,893,403
Redemption Fees — Note 2	—	5,236
Redeemed	(22,742,353)	(58,766,134)
Net Decrease in Net Assets from Investor Class Share Transactions	(16,024,733)	(42,014,411)
Institutional Class Shares
Issued	2,868,234	9,559,130
Reinvestment of Dividends	846,050	1,833,064
Redemption Fees — Note 2	238	—
Redeemed	(65,589,576)	(140,344,730)
Net Decrease in Net Assets from Institutional Class Share Transactions	(61,875,054)	(128,952,536)
Net Decrease in Net Assets from Capital Share Transactions	(77,899,787)	(170,966,947)
Total Decrease in Net Assets	(45,939,432)	(137,348,558)
Net Assets:
Beginning of year	178,452,775	315,801,333
End of year	$132,513,343	$178,452,775
Share Transactions:
Investor Class Shares
Issued	209,770	595,978
Reinvestment of Dividends	61,222	131,161
Redeemed	(907,440)	(2,560,925)
Total Decrease in Investor Class Shares	(636,448)	(1,833,786)
Institutional Class Shares
Issued	114,238	416,902
Reinvestment of Dividends	34,874	83,057
Redeemed	(2,633,729)	(6,115,873)
Total Decrease in Institutional Class Shares	(2,484,617)	(5,615,914)
Net Decrease in Shares Outstanding	(3,121,065)	(7,449,700)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$25.16	$25.31	$29.58	$22.07	$22.63
Income (Loss) from Operations:
Net Investment Income(1)	0.37	0.31	0.20	0.17	0.27
Net Realized and Unrealized Gain (Loss)	6.54	0.76	(2.35)	8.34	1.29
Total from Operations	6.91	1.07	(2.15)	8.51	1.56
Dividends and Distributions:
Net Investment Income	(0.31)	(0.16)	(0.14)	(0.19)	(0.32)
Net Realized Gain	(2.07)	(1.06)	(1.98)	(0.81)	(1.80)
Total Dividends and Distributions	(2.38)	(1.22)	(2.12)	(1.00)	(2.12)
Net Asset Value, End of Year	$29.69	$25.16	$25.31	$29.58	$22.07
Total Return†	28.85%	4.26%	(7.74)%	39.42%	6.91%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$131,124	$114,401	$124,006	$158,921	$103,903
Ratio of Expenses to Average Net Assets	0.86%	0.86%	0.86%	0.85%	0.84%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.98%	1.00%	0.98%	0.94%	0.94%
Ratio of Net Investment Income to Average Net Assets	1.34%	1.23%	0.76%	0.61%	1.27%
Portfolio Turnover Rate	32%	51%	46%	36%	87%

†	Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$25.08	$25.24	$29.50	$22.00	$22.55
Income (Loss) from Operations:
Net Investment Income(1)	0.43	0.37	0.26	0.22	0.31
Net Realized and Unrealized Gain (Loss)	6.50	0.75	(2.35)	8.32	1.28
Total from Operations	6.93	1.12	(2.09)	8.54	1.59
Dividends and Distributions:
Net Investment Income	(0.36)	(0.22)	(0.19)	(0.23)	(0.34)
Net Realized Gain	(2.07)	(1.06)	(1.98)	(0.81)	(1.80)
Total Dividends and Distributions	(2.43)	(1.28)	(2.17)	(1.04)	(2.14)
Net Asset Value, End of Year	$29.58	$25.08	$25.24	$29.50	$22.00
Total Return†	29.09%	4.47%	(7.55)%	39.75%	7.09%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$272,767	$211,289	$160,752	$198,332	$127,089
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	0.77%	0.79%	0.77%	0.74%	0.75%
Ratio of Net Investment Income to Average Net Assets	1.55%	1.44%	0.97%	0.81%	1.45%
Portfolio Turnover Rate	32%	51%	46%	36%	87%

†	Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$21.09	$21.00	$24.96	$17.43	$18.78
Income (Loss) from Operations:
Net Investment Income(1)	0.18	0.19	0.18	0.21	0.13
Net Realized and Unrealized Gain (Loss)	3.47	0.11	(1.48)	7.45	(0.69)
Total from Operations	3.65	0.30	(1.30)	7.66	(0.56)
Dividends and Distributions:
Net Investment Income	(0.17)	(0.20)	(0.19)	(0.13)	(0.09)
Net Realized Gain	—	(0.01)	(2.47)	—	(0.70)
Total Dividends and Distributions	(0.17)	(0.21)	(2.66)	(0.13)	(0.79)
Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Year	$24.57	$21.09	$21.00	$24.96	$17.43
Total Return†	17.31%	1.38%	(5.74)%	44.07%	(3.42)%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$110,896	$117,766	$103,824	$124,536	$53,396
Ratio of Expenses to Average Net Assets	0.96%	0.93%	0.92%	0.93%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.12%	1.11%	1.09%	1.07%	1.20%
Ratio of Net Investment Income to Average Net Assets	0.73%	0.87%	0.81%	0.87%	0.76%
Portfolio Turnover Rate	12%	38%	34%	52%	82%

†	Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$21.10	$21.01	$24.97	$17.44	$18.78
Income (Loss) from Operations:
Net Investment Income(1)	0.20	0.20	0.19	0.22	0.15
Net Realized and Unrealized Gain (Loss)	3.48	0.11	(1.48)	7.45	(0.69)
Total from Operations	3.68	0.31	(1.29)	7.67	(0.54)
Dividends and Distributions:
Net Investment Income	(0.19)	(0.21)	(0.20)	(0.14)	(0.10)
Net Realized Gain	—	(0.01)	(2.47)	—	(0.70)
Total Dividends and Distributions	(0.19)	(0.22)	(2.67)	(0.14)	(0.80)
Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.01	—
Net Asset Value, End of Year	$24.59	$21.10	$21.01	$24.97	$17.44
Total Return†	17.44%	1.46%	(5.67)%	44.17%	(3.32)%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$51,208	$49,779	$23,164	$25,993	$4,745
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.02%	1.04%	1.02%	0.99%	1.09%
Ratio of Net Investment Income to Average Net Assets	0.84%	0.90%	0.87%	0.89%	0.86%
Portfolio Turnover Rate	12%	38%	34%	52%	82%

†	Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$13.61	$14.48	$20.95	$14.93	$16.61
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.05	0.11	0.01	(0.02)	0.06
Net Realized and Unrealized Gain (Loss)	3.10	(0.91)	(1.30)	6.10	(0.94)
Total from Operations	3.15	(0.80)	(1.29)	6.08	(0.88)
Dividends and Distributions:
Net Investment Income	(0.09)	—	—	(0.06)	(0.08)
Net Realized Gain	(0.07)	(0.07)	(5.18)	—	(0.72)
Total Dividends and Distributions	(0.16)	(0.07)	(5.18)	(0.06)	(0.80)
Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Year	$16.60	$13.61	$14.48	$20.95	$14.93
Total Return†	23.27%	(5.57)%	(7.36)%	40.79%	(5.76)%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$24,200	$22,912	$33,349	$40,967	$36,234
Ratio of Expenses to Average Net Assets	1.15%	1.05%	1.10%	1.10%	1.05%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.36%	1.27%	1.31%	1.26%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.33%	0.71%	0.05%	(0.10)%	0.41%
Portfolio Turnover Rate	7%	48%	50%	64%	70%

†	Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$14.22	$15.13	$21.63	$15.39	$17.11
Income (Loss) from Operations:
Net Investment Income(1)	0.09	0.13	0.04	0.02	0.08
Net Realized and Unrealized Gain (Loss)	3.25	(0.94)	(1.36)	6.30	(0.97)
Total from Operations	3.34	(0.81)	(1.32)	6.32	(0.89)
Dividends and Distributions:
Net Investment Income	(0.12)	(0.03)	—	(0.08)	(0.11)
Net Realized Gain	(0.07)	(0.07)	(5.18)	—	(0.72)
Total Dividends and Distributions	(0.19)	(0.10)	(5.18)	(0.08)	(0.83)
Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Year	$17.37	$14.22	$15.13	$21.63	$15.39
Total Return†	23.59%	(5.42)%	(7.21)%	41.18%	(5.64)%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$66,621	$71,311	$38,858	$55,691	$42,012
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.11%	1.12%	1.11%	1.07%	1.10%
Ratio of Net Investment Income to Average Net Assets	0.58%	0.81%	0.26%	0.08%	0.55%
Portfolio Turnover Rate	7%	48%	50%	64%	70%

†	Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$22.20	$20.37	$28.06	$22.33	$26.26
Income (Loss) from Operations:
Net Investment Income(1)	0.36	0.25	0.29	0.34	0.21
Net Realized and Unrealized Gain (Loss)	4.82	2.16	(7.61)	5.70	(3.23)
Total from Operations	5.18	2.41	(7.32)	6.04	(3.02)
Dividends and Distributions:
Net Investment Income	(0.42)	(0.58)	(0.37)	(0.31)	(0.91)
Total Dividends and Distributions	(0.42)	(0.58)	(0.37)	(0.31)	(0.91)
Redemption Fees(1)	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Year	$26.96	$22.20	$20.37	$28.06	$22.33
Total Return†	23.53%	11.85%	(26.42)%	27.13%	(12.07)%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$85,792	$84,764	$115,167	$205,317	$194,941
Ratio of Expenses to Average Net Assets	1.00%	0.99%	0.99%	0.98%	1.03%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.23%	1.25%	1.17%	1.12%	1.15%
Ratio of Net Investment Income to Average Net Assets	1.42%	1.05%	1.20%	1.21%	0.87%
Portfolio Turnover Rate	38%	32%	49%	61%	58%

†	Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$22.22	$20.41	$28.10	$22.38	$26.31
Income (Loss) from Operations:
Net Investment Income(1)	0.32	0.26	0.31	0.33	0.25
Net Realized and Unrealized Gain (Loss)	4.89	2.16	(7.61)	5.74	(3.24)
Total from Operations	5.21	2.42	(7.30)	6.07	(2.99)
Dividends and Distributions:
Net Investment Income	(0.44)	(0.61)	(0.39)	(0.35)	(0.94)
Total Dividends and Distributions	(0.44)	(0.61)	(0.39)	(0.35)	(0.94)
Redemption Fees(1)	0.00 (2)	—	0.00 (2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Year	$26.99	$22.22	$20.41	$28.10	$22.38
Total Return†	23.68%	11.86%	(26.32)%	27.23%	(11.94)%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$46,721	$93,689	$200,634	$718,480	$837,570
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.14%	1.16%	1.08%	1.04%	1.02%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.11%	1.25%	1.19%	1.02%
Portfolio Turnover Rate	38%	32%	49%	61%	58%

†	Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

Amounts designated as "-" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2024

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) was organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 26 portfolios. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund and Cambiar International Equity Fund (collectively the “Funds,” individually a “Fund”) each of which are diversified Funds. The Opportunity Fund and International Equity Fund seek total return and capital preservation. The SMID Fund and Small Cap Fund seek long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Funds. The Funds are an investment company and therefore applies the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the "Fair Value Procedures") established by the Adviser and approved by the Trust's Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the "valuation designee" to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser. No securities were fair valued by the committee as of October 31, 2024.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Cambiar International Equity Fund uses Intercontinental Exchange Data Pricing & Reference Data, LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security)  applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund values the non- U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts the Fund’s Administrator and requests that a meeting of the Committee be held. As of October 31, 2024, the Cambiar International Equity Fund total market value of securities that were fair valued by the Committee were $116,186,548 or 87.7% of Net Assets.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2024

If a local market in which the Fund owns securities is closed for one or more days, the Cambiar International Equity Fund shall value all securities held in the corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedure, etc.)

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Cambiar International Equity Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of October 31 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2024, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2024

Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses of the Trust which can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees —The Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund and Cambiar International Equity Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the year ended October 31, 2024, the Funds retained fees of $ 0, $2,807, $485 and $238, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2024, the Funds incurred the following fees for these services: $208,060, $98,235, $52,550 and $84,436 for the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund and Cambiar International Equity Fund, respectively.

The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets are paid by Cambiar Investors, LLC (the “Adviser”). During the year ended October 31, 2024, the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap and Cambiar International Equity paid $268,189, $133,267, $61,088 and $87,810, for the Investor Shares, respectively, for these services.

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board. During the year ended October 31, 2024, the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap and Cambiar International Equity were allocated CCO fees totaling $10,434, $5,264, $3,273 and $4,314, respectively.

SS&C Global Investor & Distribution Solutions, Inc. serves as transfer agent for the Funds under the transfer agency agreement with the Trust. The Funds earn cash management credits which are used to offset transfer agent expenses. During the year ended October 31, 2024, the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap and Cambiar International Equity earned credits of $18,346, $3,052, $3,417 and $6,885, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2024

4. Investment Advisory Agreements:

Under the terms of the investment advisory agreement, the advisory fees for each Fund are as follows:

Advisory Fee
Cambiar Opportunity Fund	0.60%
Cambiar SMID Fund	0.80%
Cambiar Small Cap Fund	0.85%
Cambiar International Equity Fund	0.90%*

*	The Fund pays the Adviser a fee at an annual rate of 0.90% on the first $2 billion in assets, 0.80% for assets between $ 2 billion and $10 billion, and 0.70% for assets over $10 billion.

The Adviser has contractually agreed, through March 1, 2025, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Fund’s average daily net assets, in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses, and shareholder servicing fees) of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Cambiar Opportunity Fund	0.65%
Cambiar SMID Fund	0.85%
Cambiar Small Cap Fund	0.90%
Cambiar International Equity Fund	0.90%

Refer to waiver of investment advisory fees on the Statements of Operations for fees waived for the year ended October 31, 2024. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. During the year ended October 31, 2024, the Funds did not recoup any previously waived fees.

At October 31, 2024, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period Waived	Subject to Repayment until October 31:	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund
10/31/21 – 10/31/22	2025	$364,832	$223,830	$169,122	$1,123,613
10/31/22 – 10/31/23	2026	469,427	276,390	215,612	716,290
10/31/23 – 10/31/24	2027	445,435	293,804	200,567	368,907
		$1,279,694	$794,024	$585,301	$2,208,810

5. Investment Transactions:

For the year ended October 31, 2024, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

	Purchases	Sales
Cambiar Opportunity Fund	$119,119,691	$123,313,038
Cambiar SMID Fund	21,393,332	47,376,134
Cambiar Small Cap Fund	6,149,627	29,186,082
Cambiar International Equity Fund	54,958,570	130,842,945

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2024

6. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. These book/tax differences may be temporary or permanent in nature. The permanent differences are primarily attributable to reclassification of long term capital gain distributions on REITs, merger adjustments with Great Lakes funds and foreign currency translations. The permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2024 is primarily related to merger adjustments with the Great Lakes Funds.

Accordingly, the following reclassifications that have been made to/from the following accounts:

	Accumulated Losses	Paid-in Capital
Cambiar Opportunity Fund	$(339)	$339

The tax character of dividends and distributions declared during the last two fiscal years ended October 31, were as follows:

	Ordinary Income	Long -Term Capital Gain	Total
Cambiar Opportunity Fund
2024	$8,904,731	$22,351,843	$31,256,574
2023	2,591,075	11,850,120	14,441,195
Cambiar SMID Fund
2024	1,351,864	—	1,351,864
2023	1,143,279	34,837	1,178,116
Cambiar Small Cap Fund
2024	996,362	256,514	1,252,876
2023	202,839	251,192	454,031
Cambiar International Equity Fund
2024	3,015,266	—	3,015,266
2023	7,903,161	—	7,903,161

As of October 31, 2024, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund
Undistributed Ordinary Income	$9,953,721	$2,395,865	$1,907,507	$1,859,861
Undistributed Long-Term Capital Gain	22,986,084	4,897,871	1,289,356	–
Capital Loss Carryforwards	–	–	–	(64,543,543)
Net Unrealized Appreciation	103,381,595	27,030,777	13,772,132	14,652,243
Other Temporary Differences	(10)	–	–	1
Total Distributable Earnings
(Accumulated Losses)	$136,321,390	$34,324,513	$16,968,995	$(48,031,438)

As of October 31, 2024, the following Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total Post- Enactment Capital Loss Carryforwards
Cambiar International Equity Fund	$64,543,543	$—	$64,543,543

During the year ended October 31, 2024, the following funds utilized the prior year capital loss carryforward:

	Short-Term Loss	Long-Term Loss	Total Post- Enactment Capital Loss Carryforwards
Cambiar Opportunity Fund	$295,943	$—	$295,943
Cambiar SMID Fund	456,757	—	456,757
Cambiar International Equity Fund	17,814,997	—	17,814,997

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2024

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds' net unrealized appreciation/(depreciation) difference is attributable primarily to wash sales.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments for Federal income tax purposes at October 31, 2024, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Cambiar Opportunity Fund	$300,717,915	$112,383,483	$(9,001,888)	$103,381,595
Cambiar SMID Fund	135,148,715	33,557,901	(6,527,124)	27,030,777
Cambiar Small Cap Fund	77,151,605	20,625,155	(6,853,022)	13,772,133
Cambiar International Equity Fund	113,802,132	23,278,836	(8,626,593)	14,652,243

7. Concentrated Risks:

At October 31, 2024, the net assets of the Cambiar International Equity Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s current prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

8. Indemnifications

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Line of Credit:

The Funds entered into an agreement on July 29, 2024, which enables them to participate in a $100 million uncommitted, secured, revolving line of credit with the Custodian. The agreement expires on July 28, 2025. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet shareholder redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then current prime-lending rate. The Funds’ holdings serve as collateral against any borrowings under the line of credit.

Borrowing activity for the year ended October 31, 2024, was the following:

Fund	Maximum Amount of Line of Credit	Interest Expense	Average Rate	Average Borrowing	Number of Days on Loan	Maximum Amount Outstanding
Cambiar Opportunity Fund	$100,000,000	$8,005	8.50%	$3,390,500	10	$ 8,967,000
Cambiar SMID Fund	100,000,000	1,639	8.30	475,533	15	1,885,000
Cambiar Small Cap Fund	100,000,000	5,078	8.44	1,384,250	16	4,187,000
Cambiar International Equity Fund	100,000,000	2,707	8.50	891,000	14	3,994,000

10. Concentration of Shareholders:

At October 31, 2024, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of an omnibus account that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% of Ownership
Cambiar Opportunity Fund, Investor Class	3	69%
Cambiar Opportunity Fund, Institutional Class	3	54%
Cambiar SMID Fund, Investor Class	1	81%
Cambiar SMID Fund, Institutional Class	4	68%
Cambiar Small Cap Fund, Investor Class	4	69%
Cambiar Small Cap Fund, Institutional Class	4	75%
Cambiar International Equity Fund, Investor Class	1	71%
Cambiar International Equity Fund, Institutional Class	3	63%

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2024

11. Fund Merger:

At a meeting held on May 23, 2022, the Trust's Board considered a proposal for the reorganization three series of the Managed Portfolio Series trust (the “Acquired Funds”) into two series of the Trust managed by Cambiar (the “Acquiring Funds”). Specifically, the Board approved the reorganization of the Great Lakes Large Cap Value Fund and the Great Lakes Disciplined Equity Fund into the Cambiar Opportunity Fund, and the Great Lakes Small Cap Opportunity Fund into the Cambiar Small Cap Fund (together, the “Reorganization”). The investment objectives of the Acquired Funds were to seek total return, while the Cambiar Opportunity Fund's investment objective is to seek total return and capital preservation, and the Cambiar Small Cap Fund seeks long-term appreciation. The principal investment strategies of the Acquired Funds and Acquiring Funds shared a number of similarities.

The Board of Trustees of the Managed Portfolio Series trust determined that the Reorganization was in the best interest of the Acquired Funds' shareholders and approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”), which was subsequently approved by the Trust's Board on May 23, 2022. The transfer of shareholder assets under the Reorganization was tax-free, meaning that neither the shareholders of the Acquired Funds nor the Acquiring Funds realized any gains or losses for federal income tax purposes as a result of the transaction. The Reorganization occurred following the close of business on December 9, 2022, whereby the assets and the stated liabilities of the Acquired Funds were transferred to the corresponding Acquiring Funds.

Acquired Fund	Cash	Security Shares as Cost	Income	Unrealized Appreciation/ (Depreciation) on Investments	Net Assets
Great Lakes Large Cap Value Fund	$3,328,076	$22,855,306	$58,535	$5,008,613	$31,250,530
Great Lakes Disciplined Equity Fund	85,202	11,377,712	15,507	(135,223)	11,343,198

Acquiring Fund	Shares Issued	Net Assets Prior to Merger	Net Assets After Merger
Cambiar Opportunity Fund	1,709,251	$288,715,572	$331,309,300

Acquired Fund	Cash	Security Shares at Cost	Income	Unrealized Appreciation/ (Depreciation) on Investments	Net Assets
Great Lakes Small Cap Opportunity Fund	$6,597,283	$18,084,040	$18,400	$(1,115,262)	$23,584,461

Acquiring Fund	Shares Issued	Net Assets Prior to Merger	Net Assets After Merger
Cambiar Small Cap Fund	1,548,863	$72,877,526	$96,461,987

12. New Accounting Pronouncement:

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07 (“ASU 2023-07”), Segment Reporting (“Topic 280”). ASU 2023-07 clarifies the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items. The guidance requires public entities to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually and also applies to public entities with a single reportable segment. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the consolidated financial statements. The amendments in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications, if any, of the additional requirements and their impact on a Fund’s financial statements.

13. Subsequent Events:

The Funds have evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraphs) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and the Shareholders of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, and Cambiar International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, and Cambiar International Equity Fund (collectively referred to as the “Funds”) (four of the funds constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2024, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting The Advisors’ Inner Circle Fund) at October 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Cambiar Investors investment companies since 2005.

Philadelphia, Pennsylvania

December 23, 2024

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2024

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2024 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2024 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31 2024, each fund is designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction (1)	Qualifying Dividend Income (2)
Cambiar Opportunity Fund	71.51%	28.49%	100.00%	60.16%	70.08%
Cambiar SMID Fund	0.00%	100.00%	100.00%	95.57%	96.46%
Cambiar Small Cap Fund	20.47%	79.53%	100.00%	95.50%	95.95%
Cambiar International Equity Fund	0.00%	100.00%	100.00%	0.00%	100.00%

	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)	Foreign Tax Credit Pass Through (7)
Cambiar Opportunity Fund	0.00%	0.00%	100.00%	0.00%	0.00%
Cambiar SMID Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar Small Cap Fund	0.00%	0.00%	100.00%	0.00%	0.00%
Cambiar International Equity Fund	0.00%	0.00%	0.00%	0.00%	37.35%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."

(2)	The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief

Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of "Interest Related Dividends" and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of "Short-Term Capital Gain Dividends" and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(7)	Foreign Tax Credit Pass Through represents amounts eligible for the foreign tax credit and is reflected as a percentage of “Ordinary Income Distributions.” the Cambiar International Equity Fund intend to pass through a foreign tax credit to shareholders. For the fiscal year ended October 34, 2024, the total amount of foreign source income for the Cambiar International Equity Fund was $3,830,021. The total amount of foreign taxes paid for the Cambiar International Equity Fund was $1,797,682. Your allocable shares of foreign tax credit will be reported on Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2024

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (FORM N-CSR ITEM 11)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 20–21, 2024 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2024

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to certain Funds. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with such Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTES

The Cambiar Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-777-8227

Investment Adviser

Cambiar Investors, LLC

200 Columbine Street

Suite 800

Denver, CO 80206

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

2222 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-AR-001-2300

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in or disagreements with accountants on accounting and financial disclosure during the period covered by the report.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

No remuneration was paid by the company during the period covered by the report to any Officers of the Trust, other than as disclosed as part of the financial statements included above in Item 7.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The disclosure regarding the Approval of Advisory Agreement, if applicable, is included as part of the financial statements included above in Item 7.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 14.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 19.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(a)(4) Not applicable.

(b)       Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors' Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: January 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: January 6, 2025

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer
Date: January 6, 2025